                                                                   EXHIBIT 99.6

                                                        MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                                      ACCRUAL BASIS

CASE  NUMBER: 400-42146-BJH-11                               02/13/95, RWD, 2/96

JUDGE:  BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT


                           NORTHERN DISTRICT OF TEXAS


                                 SIXTH DIVISION


                            MONTHLY OPERATING REPORT


                        MONTH ENDING: FEBRUARY 28, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

     /s/ Drew Keith                                   Chief Financial Officer
-------------------------------------------       ------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY           TITLE

         Drew Keith                                   3/20/2001
-------------------------------------------       ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                     DATE

PREPARER:

     /s/ Jessica L. Wilson                            Chief Accounting Officer
-------------------------------------------       ------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                     TITLE

         Jessica L. Wilson                            3/20/2001
-------------------------------------------       ------------------------------
PRINTED NAME OF PREPARER                              DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                                     ACCRUAL BASIS-1

CASE NUMBER: 400-42146-BJH-11                                02/13/95, RWD, 2/96






COMPARATIVE  BALANCE  SHEET
-----------------------------

---------------------------------------------------------------------------------------------------
                                            SCHEDULE        MONTH           MONTH            MONTH
                                                         ------------   -------------
ASSETS                                       AMOUNT      January 2001   February 2001
---------------------------------------------------------------------------------------------------
1.      UNRESTRICTED  CASH                 $299,835         $391,906          $507,677          $0
2.      RESTRICTED  CASH                         $0               $0                $0          $0
3.      TOTAL  CASH                        $299,835         $391,906          $507,677          $0
---------------------------------------------------------------------------------------------------
4.      ACCOUNTS  RECEIVABLE  (NET)        $569,077         $555,158          $451,957          $0
5.      INVENTORY                        $4,135,448       $4,474,684        $4,403,012          $0
6.      NOTES  RECEIVABLE                        $0               $0                $0          $0
7.      PREPAID  EXPENSES                        $0               $0                $0          $0
8.      OTHER  (ATTACH  LIST)               $30,000     ($1,072,548)        ($969,186)          $0
9.      TOTAL  CURRENT  ASSETS           $5,034,360       $4,349,200        $4,393,460          $0
---------------------------------------------------------------------------------------------------
10.     PROPERTY,  PLANT  &  EQUIPMENT     $474,012         $604,473          $604,473          $0
11.     LESS:  ACCUMULATED
        DEPRECIATION / DEPLETION                 $0         $130,216          $134,488          $0
12.     NET  PROPERTY,  PLANT  &
        EQUIPMENT                          $474,012         $474,257          $469,985          $0
---------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                        $0               $0                $0          $0
14.     OTHER  ASSETS  -  NET  OF
        AMORTIZATION  (ATTACH  LIST)             $0               $0                $0          $0
15.     OTHER (ATTACH LIST)                      $0               $0                $0          $0
---------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                     $5,508,372       $4,823,457        $4,863,445          $0
===================================================================================================
POSTPETITION  LIABILITIES
17.     ACCOUNTS  PAYABLE                                    $22,921           $43,265          $0
18.     TAXES  PAYABLE                                            $0                $0          $0
19.     NOTES  PAYABLE                                            $0                $0          $0
20.     PROFESSIONAL  FEES                                        $0                $0          $0
21.     SECURED  DEBT                                             $0                $0          $0
22.     OTHER  (ATTACH  LIST)                                     $0                $0          $0
---------------------------------------------------------------------------------------------------
23.     TOTAL  POSTPETITION
        LIABILITIES                                          $22,921           $43,265          $0
===================================================================================================
PREPETITION  LIABILITIES
24.     SECURED  DEBT                            $0               $0                $0          $0
25.     PRIORITY  DEBT                      $28,268               $0                $0          $0
26.     UNSECURED  DEBT                    $493,554         $522,629          $522,633          $0
27.     OTHER (ATTACH LIST)                      $0               $0                $0          $0
28.     TOTAL  PREPETITION  LIABILITIES    $521,822         $522,629          $522,633          $0
---------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                  $521,822         $545,550          $565,898          $0
===================================================================================================
EQUITY
30.     PREPETITION  OWNERS'  EQUITY                      $3,790,619        $3,790,619          $0
31.     POSTPETITION  CUMULATIVE
        PROFIT  OR  (LOSS)                                  $487,288          $506,928          $0
32.     DIRECT  CHARGES  TO  EQUITY
        (ATTACH  EXPLANATION)
33.     TOTAL  EQUITY                            $0       $4,277,907        $4,297,547          $0
---------------------------------------------------------------------------------------------------
34.     TOTAL  LIABILITIES  &
        OWNERS'  EQUITY                    $521,822       $4,823,457        $4,863,445          $0
===================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                                    ACCRUAL BASIS-2

CASE  NUMBER: 400-42146-BJH-11                               02/13/95, RWD, 2/96


INCOME STATEMENT
------------------------------

---------------------------------------------------------------------------------------------------
                                             MONTH           MONTH             MONTH      QUARTER
                                         ------------    -------------
REVENUES                                 January 2001    February 2001                      TOTAL
---------------------------------------------------------------------------------------------------
1.     GROSS  REVENUES                     $384,607         $352,847                $0    $737,454
2.     LESS:  RETURNS & DISCOUNTS                $0               $0                $0          $0
---------------------------------------------------------------------------------------------------
3.     NET  REVENUE                        $384,607         $352,847                $0    $737,454
===================================================================================================
COST  OF  GOODS  SOLD
4.     MATERIAL                            $219,464         $238,072                $0    $457,536
5.     DIRECT  LABOR                        $47,684          $39,897                $0     $87,581
6.     DIRECT  OVERHEAD                     $12,273           $5,361                $0     $17,634
7.     TOTAL  COST  OF  GOODS  SOLD        $279,421         $283,330                $0    $562,751
---------------------------------------------------------------------------------------------------
8.     GROSS  PROFIT                       $105,186          $69,517                $0    $174,703
===================================================================================================
OPERATING  EXPENSES
9.     OFFICER / INSIDER  COMPENSATION       $4,615           $4,615                $0      $9,230
10.    SELLING  &  MARKETING                   $332             $384                $0        $716
11.    GENERAL & ADMINISTRATIVE             $28,821          $28,227                $0     $57,048
12.    RENT  &  LEASE                        $3,387           $3,610                $0      $6,997
13.    OTHER (ATTACH LIST)                     $735           $8,769                $0      $9,504
---------------------------------------------------------------------------------------------------
14.    TOTAL  OPERATING  EXPENSES           $37,890          $45,605                $0     $83,495
---------------------------------------------------------------------------------------------------
15.    INCOME  BEFORE  NON-OPERATING
       INCOME & EXPENSE                     $67,296          $23,912                $0     $91,208
===================================================================================================
OTHER  INCOME  &  EXPENSES
16.    NON-OPERATING INCOME (ATT.  LIST)         $0               $0                $0          $0
17.    NON-OPERATING EXPENSE (ATT.  LIST)        $0               $0                $0          $0
18.    INTEREST  EXPENSE                         $0               $0                $0          $0
19.    DEPRECIATION / DEPLETION              $4,272           $4,272                $0      $8,544
20.    AMORTIZATION                              $0               $0                $0          $0
21.    OTHER (ATTACH LIST)                       $0               $0                $0          $0
---------------------------------------------------------------------------------------------------
22.    NET  OTHER INCOME & EXPENSES          $4,272           $4,272                $0      $8,544
===================================================================================================
REORGANIZATION  EXPENSES
23.    PROFESSIONAL  FEES                        $0               $0                $0          $0
24.    U.S.  TRUSTEE  FEES                       $0               $0                $0          $0
25.    OTHER (ATTACH LIST)                       $0               $0                $0          $0
26.    TOTAL  REORGANIZATION  EXPENSES           $0               $0                $0          $0
---------------------------------------------------------------------------------------------------
27.    INCOME  TAX                               $0               $0                $0          $0
---------------------------------------------------------------------------------------------------
28.    NET  PROFIT  (LOSS)                  $63,024          $19,640                $0     $82,664
===================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                                    ACCRUAL BASIS-3

CASE  NUMBER: 400-42146-BJH-11                               02/13/95, RWD, 2/96



---------------------------------------------------------------------------------------------------
                                            MONTH             MONTH            MONTH      QUARTER
CASH  RECEIPTS  AND                      ------------    -------------
DISBURSEMENTS                            January 2001    February 2001                      TOTAL
---------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING  OF  MONTH           $68,784         $391,906                $0     $68,784
---------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
2.    CASH  SALES                                $0               $0                $0          $0
---------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
3.    PREPETITION                                $0           $4,904                $0      $4,904
4.    POSTPETITION                         $547,565         $456,463                $0  $1,004,028
---------------------------------------------------------------------------------------------------
5.    TOTAL  OPERATING  RECEIPTS           $547,565         $461,367                $0  $1,008,932
===================================================================================================
NON - OPERATING RECEIPTS
6.    LOANS  &  ADVANCES  (ATTACH  LIST)         $0               $0                $0          $0
7.    SALE  OF  ASSETS                           $0               $0                $0          $0
8.    OTHER  (ATTACH  LIST)                  $1,151          $17,986                $0     $19,137
9.    TOTAL  NON-OPERATING  RECEIPTS         $1,151          $17,986                $0     $19,137
---------------------------------------------------------------------------------------------------
10.   TOTAL  RECEIPTS                      $548,716         $479,353                $0  $1,028,069
---------------------------------------------------------------------------------------------------
11.   TOTAL  CASH  AVAILABLE               $617,500         $871,259                $0  $1,096,853
===================================================================================================
OPERATING  DISBURSEMENTS
12.   NET  PAYROLL                          $79,281          $53,114                $0    $132,395
13.   PAYROLL TAXES PAID                     $5,278           $4,028                $0      $9,306
14.   SALES,  USE  &  OTHER  TAXES  PAID     $1,957               $0                $0      $1,957
15.   SECURED / RENTAL / LEASES              $2,927           $2,948                $0      $5,875
16.   UTILITIES                              $3,876           $1,502                $0      $5,378
17.   INSURANCE                                  $0               $0                $0          $0
18.   INVENTORY  PURCHASES                  $47,383          $84,068                $0    $131,451
19.   VEHICLE  EXPENSES                          $0              $10                $0         $10
20.   TRAVEL                                 $3,130           $3,659                $0      $6,789
21.   ENTERTAINMENT                            $214             $304                $0        $518
22.   REPAIRS  &  MAINTENANCE               $56,724          $45,385                $0    $102,109
23.   SUPPLIES                               $4,915           $2,062                $0      $6,977
24.   ADVERTISING                              $344             $193                $0        $537
25.   OTHER  (ATTACH  LIST)                 $14,565         $166,309                $0    $180,874
---------------------------------------------------------------------------------------------------
26.   TOTAL  OPERATING  DISBURSEMENTS      $220,594         $363,582                $0    $584,176
===================================================================================================
REORGANIZATION  EXPENSES
27.   PROFESSIONAL  FEES                         $0               $0                $0          $0
28.   U.S.  TRUSTEE  FEES                    $5,000               $0                $0      $5,000
29.   OTHER  (ATTACH  LIST)                      $0               $0                $0          $0
30.   TOTAL  REORGANIZATION  EXPENSES        $5,000               $0                $0      $5,000
31.   TOTAL  DISBURSEMENTS                 $225,594         $363,582                $0    $589,176
32.   NET  CASH  FLOW                      $323,122         $115,771                $0    $438,893
---------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                  $391,906         $507,677                $0    $507,677
===================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                                    ACCRUAL BASIS-4

CASE  NUMBER: 400-42146-BJH-11                               02/13/95, RWD, 2/96



                                           SCHEDULE            MONTH            MONTH        MONTH
                                                          ------------    -------------
ACCOUNTS  RECEIVABLE  AGING                 AMOUNT        January 2001    February 2001
---------------------------------------------------------------------------------------------------
1.      0-30                                                $274,729          $160,956          $0
2.      31-60                                                $57,832           $80,773          $0
3.      61-90                                                $34,373           $32,801          $0
4.      91+                                                 $197,662          $177,427          $0
5.      TOTAL  ACCOUNTS  RECEIVABLE              $0         $564,596          $451,957          $0
---------------------------------------------------------------------------------------------------
6.      AMOUNT  CONSIDERED  UNCOLLECTIBLE                     $9,438                $0          $0
---------------------------------------------------------------------------------------------------
7.      ACCOUNTS  RECEIVABLE  (NET)              $0         $555,158          $451,957          $0
===================================================================================================



AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                   MONTH:    February 2001
---------------------------------------------

                                       0-30         31-60         61-90         91+
TAXES  PAYABLE                         DAYS          DAYS          DAYS         DAYS       TOTAL
--------------------------------------------------------------------------------------------------
1.      FEDERAL                          $0            $0           $0           $0          $0
2.      STATE                            $0            $0           $0           $0          $0
3.      LOCAL                            $0            $0           $0           $0          $0
4.      OTHER (ATTACH LIST)              $0            $0           $0           $0          $0
--------------------------------------------------------------------------------------------------
5.      TOTAL  TAXES  PAYABLE            $0            $0           $0           $0          $0
==================================================================================================
6.      ACCOUNTS  PAYABLE           $42,447          $818           $0                  $43,265
==================================================================================================



STATUS  OF  POSTPETITION  TAXES                                 MONTH:   February 2001
-------------------------------

                                          BEGINNING           AMOUNT                       ENDING
                                             TAX          WITHHELD AND/         AMOUNT       TAX
FEDERAL                                  LIABILITY*         0R ACCRUED           PAID    LIABILITY
--------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                            $0               $0                $0          $0
2.      FICA-EMPLOYEE**                          $0               $0                $0          $0
3.      FICA-EMPLOYER**                          $0               $0                $0          $0
4.      UNEMPLOYMENT                             $0               $0                $0          $0
5.      INCOME                                   $0               $0                $0          $0
6.      OTHER (ATTACH LIST)                      $0               $0                $0          $0
--------------------------------------------------------------------------------------------------
7.      TOTAL  FEDERAL  TAXES                    $0               $0                $0          $0
==================================================================================================
STATE  AND  LOCAL
8.      WITHHOLDING                              $0               $0                $0          $0
9.      SALES                                    $0               $0                $0          $0
10.     EXCISE                                   $0               $0                $0          $0
11.     UNEMPLOYMENT                             $0               $0                $0          $0
12.     REAL  PROPERTY                           $0               $0                $0          $0
13.     PERSONAL  PROPERTY                       $0               $0                $0          $0
14.     OTHER (ATTACH LIST)                      $0               $0                $0          $0
15.     TOTAL  STATE  &  LOCAL                   $0               $0                $0          $0
--------------------------------------------------------------------------------------------------
16.     TOTAL  TAXES                             $0               $0                $0          $0
==================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                                    ACCRUAL BASIS-5

CASE  NUMBER: 400-42146-BJH-11                               02/13/95, RWD, 2/96



The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:     February 2001

BANK  RECONCILIATIONS
                                                    Account #1             Account #2            Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.      BANK:                                   Bank of America        Bank of America        Bank of America
B.       ACCOUNT  NUMBER:                          15819-20089            00127-09156            00129-09155       TOTAL
C.       PURPOSE  (TYPE):                           Operating               Payroll               Operating
------------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE  PER  BANK  STATEMENT                     $540,257                     $0                 $0          $540,257
2.  ADD:  TOTAL  DEPOSITS  NOT  CREDITED                    $0                     $0                 $0                $0
3.  SUBTRACT:  OUTSTANDING  CHECKS                     $32,906                     $0                 $0           $32,906
4.  OTHER  RECONCILING  ITEMS                               $0                     $0                 $0                $0
5.  MONTH  END  BALANCE  PER  BOOKS                   $507,351                     $0                 $0          $507,351
6.  NUMBER  OF  LAST  CHECK  WRITTEN                      6087          Account closed     Account closed


------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                   DATE OF                TYPE OF                PURCHASE          CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                   PURCHASE              INSTRUMENT                 PRICE            VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.  N/A
8.  N/A
9.  N/A
10. N/A
11. TOTAL  INVESTMENTS                                                                                $0                $0


------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                                  $326
------------------------------------------------------------------------------------------------------------------------------------


13. TOTAL  CASH  -  END  OF MONTH                                                                                 $507,677
------------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                                    ACCRUAL BASIS-6

CASE  NUMBER: 400-42146-BJH-11                               02/13/95, RWD, 2/96


                                                          MONTH:   February 2001

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                         INSIDERS
-------------------------------------------------------------------------------------------
                                     TYPE OF             AMOUNT           TOTAL PAID
             NAME                    PAYMENT              PAID              TO DATE
-------------------------------------------------------------------------------------------
1.   GREGG NIMMO             Reimbursment                                  $25,015
2.   GREGG NIMMO             Salary                      $4,615            $70,674
3.
4.
5.
-------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                        $4,615            $95,689
===========================================================================================



                                        PROFESSIONALS
-------------------------------------------------------------------------------------------

                     DATE OF COURT                                             TOTAL
                   ORDER AUTHORIZING     AMOUNT      AMOUNT     TOTAL PAID    INCURRED
           NAME         PAYMENT         APPROVED      PAID        TO DATE    & UNPAID *
-------------------------------------------------------------------------------------------
1.   N/A
2.   N/A
3.   N/A
4.   N/A
5.   N/A
-------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                     $0          $0           $0           $0
===========================================================================================

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS



                                        SCHEDULED          AMOUNTS
                                         MONTHLY            PAID           TOTAL
                                         AYMENTS           DURING         UNPAID
                  NAME OF CREDITOR         DUE              MONTH      POSTPETITION
-------------------------------------------------------------------------------------
1.   City of Hollister - Building Rent     $2,395          $2,334            $0
2.   Other                                various            $613            $0
3.   N/A
4.   N/A
5.   N/A
-------------------------------------------------------------------------------------
6.   TOTAL                                 $2,395          $2,947            $0
=====================================================================================

                                                        MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                                   ACCRUAL  BASIS-7

CASE  NUMBER: 400-42146-BJH-11                               02/13/95, RWD, 2/96

                                                            MONTH: February 2001


QUESTIONNAIRE
--------------------------------------------------------------------------------------------------------
                                                                                 YES               NO
--------------------------------------------------------------------------------------------------------
1.    HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
      THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                   X
--------------------------------------------------------------------------------------------------------
2.    HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
      OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                              X
--------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE  FROM RELATED PARTIES?                                                             X
--------------------------------------------------------------------------------------------------------
4.    HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
      THIS REPORTING PERIOD?                                                                        X
--------------------------------------------------------------------------------------------------------
5.    HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                        X
--------------------------------------------------------------------------------------------------------
6.    ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                            X
--------------------------------------------------------------------------------------------------------
7.    ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
      PAST  DUE?                                                                                    X
--------------------------------------------------------------------------------------------------------
8.    ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                       X
--------------------------------------------------------------------------------------------------------
9.    ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                X
--------------------------------------------------------------------------------------------------------
10.   ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
      DELINQUENT?                                                                                   X
--------------------------------------------------------------------------------------------------------
11.   HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
      REPORTING PERIOD?                                                                             X
--------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                               X
--------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------



---------------------------------------------
INSURANCE

--------------------------------------------------------------------------------------------------------
                                                                                YES                 NO
--------------------------------------------------------------------------------------------------------
1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                   X
--------------------------------------------------------------------------------------------------------
2.    ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                X
--------------------------------------------------------------------------------------------------------
3.    PLEASE  ITEMIZE  POLICIES  BELOW.
--------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------



                                                  INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                               PAYMENT AMOUNT
            POLICY                                  CARRIER                PERIOD COVERED          & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

CASE NAME: OK TURBINES, INC.

CASE NUMBER: 400-42146-BJH-11

ACCURALS OF OTHER ITEMS

ACCURAL BASIS-1                                     February 2001


8. OTHER (ATTACH LIST)              $(969,186)   Reported
                                   -----------
      Intercompany Receivables     (1,010,258)
      Security Deposit                 41,072
                                     (969,186)   Detail
                                   ===========
                                            -    Difference



ACCURAL BASIS-2


13. OTHER (ATTACH LIST)                $8,769    Reported
                                   -----------
      Bad Debt expense                  8,769
                                        8,769    Detail
                                   -----------
                                            -    Difference



ACCURAL BASIS-3


8. OTHER (ATTACH LIST)                $17,986    Reported
                                   -----------
      Void checks and refunds          17,986    Detail
                                   -----------
                                            -    Difference



25. OTHER (ATTACH LIST)               166,309    Reported
                                   -----------
      Freight                           7,049
      Training                            500
      Outside Services                    191
      Penalty and NSF                   1,831
      Refunds                           3,630
      Misc                                340
      Subscription                      2,768
      Transfer to KH Charters         150,000
                                   -----------
                                      166,309    Detail
                                   -----------
                                            -    Difference

SE  NAME: OK TURBINES, INC.                                 FOOTNOTES SUPPLEMENT

SE  NUMBER: 400-42146-BJH-11                                       ACCRUAL BASIS

                                                          MONTH:   February 2001



CRUAL BASIS FORM NUMBER   LINE NUMBER                     FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------
        3                     12       All payroll is paid out of Kitty Hawk Charters, Inc. (Case
                                         #400-42142) and allocated to the Company. Related payroll
                              13         taxes are disbursed out of and reported at KH Charters.

------------------------------------------------------------------------------------------------------
        6                              All Professional fees related to the Reorganization of the
                                         Company are disbursed out of Kitty Hawk, Inc. (Parent
                                         Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------
        7                              All insurance plans related to the Company are carried
                                         at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                         400-42141.
------------------------------------------------------------------------------------------------------